UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 4, 2009

MOTORS LIQUIDATION COMPANY

(Exact Name of Registrant as Specified in its Charter)

1-43	DELAWARE	38-0572515
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 665-3994

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 4, 2009, the board of directors (the “Board”) of Motors Liquidation Company (the “Company”) amended the Company’s Bylaws to permit the Board to provide that shares of capital stock of the Company would no longer be required to be represented by share certificates. From and after the effectiveness of such amendment, transfers of shares of the common stock of the Company would be recorded by means of book entry. A marked copy of the Bylaws of the Company, reflecting such amendment, is attached as Exhibit 3.2.

Cautionary Statement

It is the Company’s strong belief that there will be no value at all for common stockholders in the bankruptcy liquidation process, even under the most optimistic of scenarios.

ITEM 9.01	Financial Statements and Exhibits

Number	Description
3.2	Marked Bylaws of Motors Liquidation Company, as amended on August 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORS LIQUIDATION COMPANY (Registrant)

August 7, 2009	By:	/s/ James Selzer
(Date)		James Selzer
Vice President and Treasurer

EXHIBIT INDEX

Number	Description
3.2	Marked Bylaws of Motors Liquidation Company, as amended on August 4, 2009